As filed with the Securities and Exchange Commission on January 24, 2014

1933 Act File No. ___________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. _____ ☐
POST-EFFECTIVE AMENDMENT NO. _____ ☐

EATON VANCE INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will go effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of Beneficial Interest of Eaton Vance National Limited Maturity Municipal Income Fund

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.  Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No. 33-1121).

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet

Part A

-

Proxy Statement/Prospectus

Part B

-

Statement of Additional Information

Part C

-

Other Information

Signature Page

Exhibit Index

Exhibits

EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place
Boston, Massachusetts 02110

February __, 2014

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (“the PA Limited Fund”), a series of Eaton Vance Investment Trust (the “Trust”), on May 9, 2014 to consider a proposal to approve an Agreement and Plan of Reorganization to convert shares of the PA Limited Fund into corresponding shares of Eaton Vance National Limited Maturity Municipal Income Fund (the “National Limited Fund”), also a series of the Trust (the “Reorganization).  The investment objectives for each Fund are to provide current income exempt from regular federal income tax and, in the case of the PA Limited Fund, from Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes and limited principal fluctuation.  The investment policies of each Fund are similar.  The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail.  We ask you to read the enclosed information carefully and to submit your vote promptly.

After consideration and recommendation by Eaton Vance Management, the Board of Trustees has determined that it is in the best interests of the PA Limited Fund if the PA Limited Fund is merged into the National Limited Fund.  We believe that you may benefit from the Reorganization because you would become shareholders of a larger, more diversified fund with a lower expense ratio and higher distribution rate.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person.  However, the PA Limited Fund does need your vote.  You can vote by mail or by telephone, as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.  By voting promptly, you can help the PA Limited Fund avoid the expense of additional mailings.

If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. Eastern time.  Your participation in this vote is extremely important.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Eaton Vance Investment Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone by following the enclosed instructions.  Your vote is important whether you own a few shares or many shares.

EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 9, 2014

A Special Meeting of Shareholders of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (the “PA Limited Fund”) will be held at the principal office of the PA Limited Fund, Two International Place, Boston, Massachusetts 02110, on Friday, May 9, 2014 at 3:00 p.m. (Eastern time), for the following purposes:

1.

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to convert shares of the PA Limited Fund into corresponding shares of the National Limited Fund.  The Plan provides for the transfer of all of the assets and liabilities of the PA Limited Fund to the National Limited Fund in exchange for corresponding shares of the National Limited Fund; and

2.

To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

The meeting is called pursuant to the By-Laws of Eaton Vance Investment Trust (the “Trust”).  The Board of Trustees of the Trust has fixed the close of business on February 24, 2014 as the record date for the determination of the shareholders of the PA Limited Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

Eaton Vance Investment Trust

February __, 2014

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the PA Limited Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone.  The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT/PROSPECTUS

Acquisition of the Assets of

EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPAL INCOME FUND

By And In Exchange For Shares of

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place

Boston, Massachusetts 02110

May 9, 2014

We are sending you this Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (the “PA Limited Fund”), a series of Eaton Vance Investment Trust, a Massachusetts business trust registered as an open-end management investment company (the “Trust”) to be held on May 9, 2014 at 3:00 p.m., Eastern time, at Two International Place, Boston, Massachusetts 02110.  This document is both the Proxy Statement of the PA Limited Fund and a Prospectus of Eaton Vance National Limited Maturity Municipal Income Fund (the “National Limited Fund”), also a series of the Trust.  The PA Limited Fund and the National Limited Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds”.  A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting.  Shareholders also may vote by telephone.  The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board” or “Trustees”).

This Proxy Statement/Prospectus relates to the proposed reorganization of each class of shares of the PA Limited Fund into a corresponding class of shares of the National Limited Fund (the “Reorganization”).  The Form of Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A and provides for the transfer of all of the assets and liabilities of the PA Limited Fund to the National Limited Fund in exchange for shares of the National Limited Fund.  Following the transfer, National Limited Fund shares will be distributed to shareholders of the PA Limited Fund and the PA Limited Fund will be terminated.  As a result, each shareholder of the PA Limited Fund will receive National Limited Fund shares equal to the value of such shareholder’s PA Limited Fund shares, calculated as of the close of regular trading on the New York Stock Exchange on the Closing date (as defined herein).

Each proxy will be voted in accordance with its instructions.  If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter.  A written proxy is revocable by the person giving it, prior to exercise by a signed writing filed with the Fund’s proxy tabulator, [          ], or by executing and delivering a later dated proxy, or by attending the Special Meeting and voting the shares in person.  Proxies voted by telephone may be revoked at any time in the same manner that proxies voted by mail may be revoked.  This Proxy Statement/Prospectus is initially being mailed to shareholders on or about March __, 2014.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on February 24, 2014 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the Record Date will be entitled to one vote for each share of the PA Limited Fund held.  The number of shares of beneficial interest of each class of each Fund outstanding and the persons who held of record more than five percent of the outstanding shares of each Fund as of the Record Date, along with such information for the combined fund as if the Reorganization was consummated on the Record Date, are set forth in Appendix C.

This Proxy Statement/Prospectus sets forth concisely the information that you should know when considering the Reorganization.  You should read and retain this Proxy Statement/Prospectus for future reference.  This Proxy Statement/Prospectus is accompanied by the Prospectus of the National Limited Fund dated August 1, 2013, as supplemented (the “National Limited Fund Prospectus”), which is incorporated by reference herein.  A Statement of Additional Information dated February __, 2014 that relates to this Proxy Statement/Prospectus and contains additional information about the National Limited Fund and the Reorganization is on file with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus.

The Prospectus (the “PA Limited Fund Prospectus”) of the PA Fund dated August 1, 2013, as supplemented, and the Statement of Additional Information (the “PA Limited Fund SAI”) of the PA Limited Fund dated August 1, 2013, as supplemented, and the Statement of Additional Information of the National Limited Fund dated August 1, 2013, as revised October 17, 2013, as supplemented (the “National Limited Fund SAI”) are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

The Annual Reports to Shareholders for PA Limited Fund and National Limited Fund, each dated March 31, 2013, and the Semi-Annual Reports for PA Limited Fund and National Limited Fund, each dated September 30, 2013, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. Eastern time.

Copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge.  To obtain a copy, write to the Funds, c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn:  Proxy Coordinator – Mutual Fund Operations, or call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. Eastern time.  The foregoing documents may be obtained on the Internet at www.eatonvance.com.  In addition, the SEC maintains a website at www.sec.gov that contains the documents described above, material incorporated by reference, and other information about the PA Limited Fund and the National Limited Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page

SUMMARY

 1

FUND EXPENSES

 2

REASONS FOR THE REORGANIZATION

 4

INFORMATION ABOUT THE REORGANIZATION

 5

HOW DO THE BUSINESS, INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND POLICIES

OF THE PA LIMITED FUND COMPARE TO THAT OF THE NATIONAL LIMITED FUND?

 10

PRINCIPAL RISK FACTORS

 11

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

 11

INFORMATION ABOUT THE FUNDS

 12

VOTING INFORMATION

 12

DISSENTERS RIGHTS

 15

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS

 16

PA LIMITED FUND FINANCIAL HIGHLIGHTS

19

EXPERTS

 22

APPENDIX A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

A-1

APPENDIX B:  MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

B-1

APPENDIX C:  OUTSTANDING SHARES AND 5% HOLDERS

C-1

iii

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus.  This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction.  The Trustees of the Trust have approved the Plan, which provides for the transfer of all of the assets of the PA Limited Fund to the National Limited Fund in exchange for the issuance of National Limited Fund shares and the assumption of all of the PA Limited Fund’s liabilities by the National Limited Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of the PA Limited Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”).  The Plan is attached hereto as Appendix A.  The value of each shareholder’s account with the corresponding class of the National Limited Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the PA Limited Fund immediately prior to the Reorganization.  Following the transfer, National Limited Fund shares will be distributed to shareholders of the PA Limited Fund and the PA Limited Fund will be terminated.  As a result of the Reorganization, each shareholder of the PA Limited Fund will receive full and fractional National Limited Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing date to the value of such shareholder’s shares of the PA Limited Fund.  At or prior to the Closing, the PA Limited Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing.  The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), have determined that the interests of existing shareholders of PA Limited Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of the PA Limited Fund.  The Trustees (including the Independent Trustees) have also approved the Plan on behalf of the National Limited Fund.

Background for the Proposed Transaction. The Board of Trustees of the Trust considered a number of factors, including the proposed terms of the Reorganization.  The Trustees considered that, among other things, combining the Funds will reduce the expense ratio for the PA Limited Fund’s shareholders, the Reorganization would be tax-free for federal income tax purposes, and that management believes PA Limited Fund’s shareholders may receive higher distribution rates as shareholders of the National Limited Fund.  Moreover, the Trustees considered that shareholders of PA Limited Fund would benefit from a larger fund with increased investment opportunities and flexibility by consolidating two funds with similar investment objectives and policies.

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the PA Limited Fund and has recommended that the PA Limited Fund’s shareholders vote FOR the Reorganization.

Objectives, Restrictions and Policies.  The PA Limited Fund and National Limited Fund have similar investment objectives and policies. There are no material differences between the Funds’ fundamental and non-fundamental investment restrictions other than those related to diversification.  While the National Limited Fund is a diversified fund and has an investment restriction to that effect, PA Limited Fund is a non-diversified fund.

Fund Fees, Expenses and Services.  National Limited Fund (total net assets of approximately $500 million as of December 31, 2013) is significantly larger than PA Limited Fund (total net assets of approximately $54 million as of December 31, 2013).  As described below, National Limited Fund has a lower total expense ratio than PA Limited Fund.  As a result of the Reorganization, the PA Limited Fund’s shareholders are expected to benefit from the National Limited Fund’s lower expense ratio.

1

National Limited Fund offers classes of shares that correspond with the outstanding classes of shares of the PA Limited Fund.  As a result of the Reorganization, shareholders of each class of shares of PA Limited Fund would receive shares of the corresponding class of the National Limited Fund.  The privileges and services associated with the corresponding share classes of each Fund are identical.  See “Distribution Arrangements” for details on the distribution and service fees.

Distribution Arrangements.  Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter.  Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class C shares of each Fund are sold at net asset value subject to a contingent deferred sales charge (“CDSC”).  Class I shares are sold at net asset value.  The distribution and service fees and sales charges associated with the classes of National Limited Fund are identical to their corresponding classes of PA Limited Fund.  As a result of the Reorganization, shareholders of each class of shares of PA Limited Fund would receive shares of the corresponding class of the National Limited Fund.

Redemption Procedures and Exchange Privileges.  The PA Limited Fund and the National Limited Fund offer the same redemption features pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees.  The respective classes of each Fund have the same exchange privileges.

Tax Consequences.  The PA Limited Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes.  As such, the PA Limited Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Limited Fund in liquidation of their interests in PA Limited Fund.  Their tax basis in National Limited Fund shares received in the Reorganization will be the same as their tax basis in the PA Limited Fund shares, and the tax holding period will be the same.

FUND EXPENSES

Expenses shown are those for the six month period ended September 30, 2013 and on a pro forma basis giving effect to the Reorganization as of such date.

Fund Fees and Expenses

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
PA Limited Fund
Class A	0.41%	0.15%	0.25%	0.81%
Class C	0.41%	0.90%	0.25%	1.56%
Class I	0.41%	0.00%	0.25%	0.66%

National Limited Fund
Class A	0.41%	0.15%	0.11%	0.67%
Class C	0.41%	0.90%	0.11%	1.42%
Class I	0.41%	0.00%	0.11%	0.52%

Pro Forma Combined Fund
Class A	0.41%	0.15%	0.11%	0.67%
Class C	0.41%	0.90%	0.11%	1.42%
Class I	0.41%	0.00%	0.11%	0.52%

Example.  This Example is intended to help you compare the cost of investing in the Pro Forma Combined Fund after the Reorganization with the cost of investing in the Funds without the Reorganization.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
PA Limited Fund
Class A shares	$306	$478	$665	$1,204	$306	$478	$665	$1,204
Class C shares	$259	$493	$850	$1,856	$159	$493	$850	$1,856
Class I shares	$67	$211	$368	$822	$67	$211	$368	$822
National Limited Fund
Class A shares	$292	$435	$590	$1,041	$292	$435	$590	$1,041
Class C shares	$245	$449	$776	$1,702	$145	$449	$776	$1,702
Class I shares	$53	$167	$291	$653	$53	$167	$291	$653
Pro Forma Combined Fund
Class A shares	$292	$435	$590	$1,041	$292	$435	$590	$1,041
Class C shares	$245	$449	$776	$1,702	$145	$449	$776	$1,702
Class I shares	$53	$167	$291	$653	$53	$167	$291	$653

REASONS FOR THE REORGANIZATION

The Reorganization has been considered by the Board of Trustees of the Trust. In reaching the decision to recommend that the shareholders of the Acquired Fund vote to approve the Reorganization, the Trustees, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of each of the Acquired Fund would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the following:

•

Changes in Objectives, Restrictions and Policies.  The PA Limited Fund and National Limited Fund have substantially similar investment objectives and policies and their fundamental and non-fundamental investment restrictions are substantially the same.  One distinction in their investment policies is that the PA Limited Fund is required to invest at least 75% of its net assets in investment grade obligations, while National Limited Fund is required to invest at least 65% of its net assets in investment grade obligations.  As of October 31, 2013, however, National Limited Fund has over 90% of its net assets invested in investment grade obligations.  Investment grade obligations are those rated BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”).

While the Funds have identical policies with respect to the maturity of the obligations they will acquire, the National Limited Fund historically has had slightly longer average durations and slightly longer average maturities than the PA Limited Fund.  Also, because of its much larger size than PA Limited Fund, the National Limited Fund has the ability to invest in residual interest bond investments.  For these reasons, the National Limited Fund may have a slightly higher risk profile than the PA Limited Fund.

The National Limited Fund is a diversified fund, while the PA Limited Fund is a non-diversified fund.  The National Limited Fund is broadly diversified with minimal concentration risk.  In contrast, PA Limited Fund’s portfolio is highly concentrated in obligations issued by Pennsylvania issuers.  The Reorganization would substantially reduce the PA Limited Fund’s shareholders’ exposure to issuers in Pennsylvania.

•

Effect on Fund Fees, Expenses and Services.  The National Limited Fund is significantly larger than the PA Limited Fund and has a lower effective advisory fee and a lower total expense ratio than the PA Limited Fund.  As a result of the Reorganization, the PA Limited Fund shareholders are expected to benefit from the National Limited Fund’s lower expense ratio.

If the Reorganization is consummated, EVM estimates the PA Limited Fund will realize a significant reduction in other expenses.  On a pro forma basis assuming the consummation of the Reorganization on ________, 2014, the total fund expenses payable by former PA Limited Fund shareholders would decrease by approximately 14 basis points (or 0.14%) for Class A, Class C and Class I shareholders after the Reorganization.

•

Costs of the Reorganization.  The PA Limited Fund will bear the costs of the Reorganization including legal, printing, mailing and solicitation costs.  These costs are estimated at approximately    [$      ].

•

Tax Consequences.  The PA Limited Fund expects to receive an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes.  As such, the PA Limited Fund shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Limited Fund in liquidation of their interests in the PA Limited Fund.  Their tax basis in National Limited Fund shares received in the Reorganization will be the same as their tax basis in the PA Limited Fund shares, and the tax holding period will be the same.  National Limited Fund’s tax basis for the assets received in the Reorganization will be the same as the PA Limited Fund’s basis immediately before the Reorganization, and National Limited Fund’s tax holding period for those assets will include PA Limited Fund’s holding period.  Furthermore, it is not anticipated that the Reorganization would preclude utilization of any of the capital loss carryforward of the PA Limited Fund.  The Trustees considered the fact that shareholders of the PA Limited Fund would lose favorable tax treatment in Pennsylvania but would also benefit from the National Limited Fund’s higher tax-equivalent yield.  Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

•

Relative Performance.  National Limited Fund outperformed PA Limited Fund on a total return basis for the five-year and ten-year periods ended October 31, 2013.  As of October 31, 2013, the distribution rate of the National Limited Fund was higher than the PA Limited Fund.  As of the same date, the yields of the PA Limited Fund were slightly higher than the National Limited Fund.

	PA Limited Fund	National Limited Fund
30-day yield	2.15%	2.01%
Tax-equivalent yield(1)	3.93%	3.55%
Distribution rate	2.91%	3.17%

  (1)

Tax-equivalent yield is adjusted for both state and federal income taxes in the case of the PA Limited Fund.  National Limited Fund tax-equivalent yields are adjusted for federal income tax only.

•

No Dilution.  After the Reorganization, each former shareholder of the PA Limited Fund will own shares of National Limited Fund equal to the aggregate value of his or her shares of the PA Limited Fund immediately prior to the Reorganization.  Because shares of National Limited Fund will be issued at the per share net asset value of the Fund in exchange for the assets of the PA Limited Fund, that, net of the liabilities of the PA Limited Fund assumed by National Limited Fund, will equal the aggregate value of those shares, the net asset value per share of National Limited Fund will be unchanged.  Thus, the Reorganization will not result in any dilution to shareholders.

•

Terms of the Plan.  The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization, to be borne by the PA Limited Fund.

•

Impact on EVM.  EVM and its affiliates, including the Fund’s investment adviser Boston Management and Research (“BMR”) and EVD, will continue to collect advisory and distribution and service fees on PA Limited Fund’s assets acquired by the National Limited Fund pursuant to the Reorganization.  In the case of advisory fees, EVM would collect fees on the PA Limited Fund’s assets at the incremental advisory fee rate (0.41% annually) applicable to the National Limited Fund, assuming the Reorganization occurred on ________, 2014.  At current asset levels, the Reorganization would not result in increased fee revenue to EVM because the incremental advisory fee rate for National Limited Fund is lower.

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the PA Limited Fund and recommends that the PA Limited Fund’s shareholders vote FOR the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on December 16, 2013, the Board of Trustees of the Trust approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus.  The summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization.  The Plan provides that, at the Closing, the Trust shall transfer all of the assets of the PA Limited Fund and assign all liabilities to National Limited Fund, and National Limited Fund shall acquire such assets and shall assume such liabilities upon delivery by National Limited Fund to the PA Limited Fund on the Closing date of Class A, Class C and Class I National Limited Fund shares (including, if applicable, fractional shares).  The value of Class A, Class C and Class I shares issued to the PA Limited Fund by National Limited Fund will be the same as the value of Class A, Class C and Class I shares that the PA Limited Fund has outstanding at the close of business on the Closing date.  The National Limited Fund shares received by the PA Limited Fund will be distributed to the PA

Limited Fund’s shareholders, and the PA Limited Fund shareholders will receive shares of the corresponding class of the National Limited Fund equal in value to those of the PA Limited Fund held by the shareholder.

National Limited Fund will assume all liabilities, expenses, costs, charges and reserves of the PA Limited Fund on the Closing date.  At or prior to the Closing, the PA Limited Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the PA Limited Fund’s shareholders all of the PA Limited Fund’s investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carry forwards) in all taxable years ending at or prior to the Closing.

At, or as soon as practicable after the Closing, the PA Limited Fund shall liquidate and distribute pro rata to its shareholders of record as of the close of trading on the New York Stock Exchange on the Closing date the full and fractional National Limited Fund Class A, Class C and Class I shares equal in value to the PA Limited Fund’s shares exchanged.  Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of National Limited Fund in the name of each shareholder of the PA Limited Fund, representing the respective pro rata number of full and fractional National Limited Fund Class A, Class C and Class I shares due such shareholder.  All of National Limited Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of National Limited Fund at the price in effect as described in the National Limited Fund’s current prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Fund’s transfer agent.

The consummation of the Plan is subject to the conditions set forth therein.  Notwithstanding approval by shareholders of the PA Limited Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before [         ].  The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of National Limited Fund shares to be issued to the PA Limited Fund’s shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization.  The PA Limited Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs.  The costs of the Reorganization are estimated at approximately [$        ].

Description of National Limited Fund Shares.  Full and fractional Class A, Class C and Class I shares of National Limited Fund will be distributed to the PA Limited Fund’s shareholders in accordance with the procedures under the Plan as described above.  Each National Limited Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Trustees may grant in their discretion.

Federal Income Tax Consequences.  It is expected that the Reorganization will qualify as a tax-free transaction under Section 368(a) of the Internal Revenue Code, which is expected to be confirmed by the legal opinion of K&L Gates LLP at the Closing.  Accordingly, shareholders of the PA Limited Fund will not recognize any capital gain or loss and the PA Limited Fund’s assets and capital loss carry-forwards should be transferred to National Limited Fund without recognition of gain or loss.

It is possible, however, that the Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis.  In this event, the Reorganization will result in the recognition of gain or loss to the PA Limited Fund’s shareholders depending upon their tax basis (generally, the original purchase price) for their PA Limited Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of shares of National Limited Fund received in the Reorganization.  Shareholders of the PA Limited Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of National Limited Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisors as to state and local tax consequences, if any.

Capitalization.  The following table (which is unaudited) sets forth the capitalization of PA Limited Fund and National Limited Fund as of December 31, 2013, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of the PA Limited Fund at net asset value.

	Net Assets	Net Asset Value per Share	Shares Outstanding
PA Limited Fund
Class A	$ 34,537,014	9.81	3,519,205
Class C	17,436,254	9.31	1,873,308
Class I	2,198,767	9.81	224,128
Total	$ 54,172,035		5,616,641

National Limited Fund
Class A	$ 278,569,139	9.86	28,250,811
Class B	2,612,395	9.87	264,806
Class C	115,894,744	9.25	12,529,582
Class I	106,370,129	9.86	10,783,280
Total	$ 503,446,407		51,828,479

Pro Forma Adjustment
Class A*	$(9,563)		(15,798)
Class C*	(4,828)		(126)
Class I*	(609)		10,750
Total	$(15,0000		3,574

Pro Forma Combined After Reorganization
Class A	$313,096,590	9.86	31,754,218
Class B	2,612,395	9.87	264,806
Class C	133,326,170	9.25	14,413,640
Class I	108,568,287	9.86	11,010,982
Total	$ 557,603,442		57,443,646

*  The PA Limited Fund will bear the expenses of the Reorganization including those as described in “How Will Proxies be Solicited and Tabulated?” below.

Performance Information.  The following bar charts and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar charts are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  There are no outstanding Class B shares of the PA Limited Fund.

PA Limited Fund

National Limited Fund

PA Limited Fund Average Annual Total Return as of December 31, 2013*	Investment Period
	One Year	Five Years	Ten Years
Class A Return Before Taxes	-4.21%	3.89%	2.70%
Class A Return After Taxes on Distributions	-4.10%	3.89%	2.70%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-1.03%	3.83%	2.90%
Class C Return Before Taxes	-3.62%	3.59%	2.15%
Class I Return Before Taxes	-1.75%	4.43%	2.96%
Barclays Capital 7 Year Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)	-0.97%	5.05%	4.37%

* These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class C.  Investors cannot invest directly in an Index.  The Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.

National Limited Fund Average Annual Total Return as of December 31, 2013*	Investment Period
	One Year	Five Years	Ten Years
Class A Return Before Taxes	-4.43%	5.52%	3.10%
Class A Return After Taxes on Distributions	-4.32%	5.52%	3.10%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-1.03%	5.19%	3.25%
Class B Return Before Taxes	-5.79%	5.22%	2.57%
Class C Return Before Taxes	-3.95%	5.21%	2.57%
Class I Return Before Taxes	-2.08%	6.10%	3.39%
Barclays Capital 7 Year Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)	-0.97%	5.05%	4.37%

* These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C.  Investors cannot invest directly in an Index.  The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management’s Discussion of Fund Performance.  The total returns of National Limited Fund and the factors that materially affected its performance during the most recent fiscal year are contained in its Annual Report dated March 31, 2013, which is incorporated by reference into this Proxy Statement/Prospectus and relevant portions of which are attached hereto as Appendix B.

The performance of PA Limited Fund is described under the captions “Performance” and “Fund Profile” in the Annual Report of PA Limited Fund for the year ended March 31, 2013, which was previously mailed to PA Limited Fund shareholders and is incorporated by reference into this Proxy Statement/Prospectus.

HOW DO THE BUSINESS, INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND POLICIES OF THE PA LIMITED FUND COMPARE TO THAT OF THE NATIONAL LIMITED FUND?

Below is a summary comparing the business, investment objectives, principal investment strategies and policies of the PA Limited Fund and the National Limited Fund.  Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

	PA Limited Fund	National Limited Fund
Business	A non-diversified series of the Trust.	A diversified series of the Trust.
Investment Objectives

To provide current income exempt from regular federal income tax and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes, and limited principal fluctuation.

To provide current income exempt from regular federal income tax and limited principal fluctuation.
80% Investment Policy

Under normal market circumstances, invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective.

Under normal market circumstances, invests at least 80% of its net assets in municipal obligations, that are exempt from regular federal income tax
Investment Policies

Primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations.  Will not invest more than 10% of net assets in obligations rated below B.  The Fund invests in obligations to seek to maintain a dollar-weighted average portfolio duration of between three and nine years.

Investment Grade Securities	At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment.	At least 65% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment.
Investments Above 25%

May invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

Borrowing

Authorized to borrow in accordance with applicable regulations up to one-third of total assets (including borrowings), but currently intends to borrow only for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Buy/Sell Strategy

Portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of securities in the marketplace. Portfolio manager may also trade securities to minimize taxable capital gains to shareholders. Portfolio manager attempts to limit principal fluctuation by investing to limit overall portfolio duration.

Derivative Instruments

May purchase derivative instruments, which derive their value from another instrument, security or index.  May purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities.  May also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument.

Residual Interest Bonds

Residual interest bonds are issued by a trust (the “trust”) that holds municipal securities and the value of the residual interest bonds is derived from the value of such securities. The trust also issues floating rate notes to third parties that may be senior to the residual interest bonds. Residual interest bonds make interest payments to holders that bear an inverse relationship to the interest rate paid on the floating rate notes. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense. While residual interest bonds create leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

Illiquid Securities	May not invest more than 15% of its net assets in illiquid securities.
Investment Adviser	Boston Management and Research (“BMR”), a subsidiary of EVM, with offices at Two International Place, Boston, MA 02110
Administrator	Eaton Vance
Portfolio Manager	Adam A. Weigold ▪ Vice President, Eaton Vance and BMR ▪ Portfolio manager since 2007	William H. Ahern, Jr. ▪ Vice President, Eaton Vance and BMR ▪ Portfolio manager since 1997
Distributor	Eaton Vance Distributors, Inc.

PRINCIPAL RISK FACTORS

Generally.  As discussed above, the Funds have similar investment objectives and policies and, as such, are subject to similar types of risks.  See “Investment Objectives & Principal Policies and Risks” in the National Limited Fund Prospectus for a description of the principal risks of investing in the Funds.

Principal Differences between the PA Limited Fund and the National Limited Fund.  Although the PA Limited Fund and the National Limited Fund have identical policies with respect to the maturity of the obligations they will acquire, the National Limited Fund historically has had a slightly longer average duration and slightly longer average maturity than the PA Limited Fund.  Also, because of its much larger size than PA Limited Fund, the National Limited Fund has the ability to invest in residual interest bonds.  For these reasons, the National Limited Fund may have a higher risk profile than the PA Limited Fund.

The duration of a municipal obligation measures the sensitivity of its price to interest rate movements, and obligations with longer maturities are more sensitive to changes in interest rates than short-term obligations.  A fund with a longer average duration and maturity may carry more risk and have higher price volatility than a fund with lower average duration and maturity.  Residual interest bonds expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments received on residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General.  PA Limited Fund and National Limited Fund are each a separate series of the Trust, a Massachusetts business trust governed by an Amended and Restated Declaration of Trust dated January 11, 1993, as amended from time to time, and by applicable Massachusetts law.

Shareholder Liability.  Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust, including its other series.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and other series of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  Indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the Trust is provided for in the Declaration of Trust and By-Laws.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Copies of the Declaration of Trust may be obtained from the Trust upon written request at its principal office or from the Secretary of the Commonwealth of Massachusetts.

INFORMATION ABOUT THE FUNDS

Information about National Limited Fund is included in the current National Limited Fund Prospectus, a copy of which is included herewith and incorporated by reference herein.  Additional information about National Limited Fund is included in the National Limited Fund SAI, which has been filed with the SEC and is incorporated by reference herein.  Information concerning the operation and management of the PA Limited Fund is incorporated herein by reference from the PA Limited Fund Prospectus and PA Limited Fund SAI.  Copies may be obtained without charge on Eaton Vance’s website at www.eatonvance.com, by writing Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110 or by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. Eastern time.

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports):  at the SEC’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

The Trust, on behalf of each Fund, is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files proxy material, reports and other information with the SEC.  These reports can be inspected and copied at the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, as well as at the following regional offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022; and Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549 at prescribed rates.

Householding:  One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement/Prospectus by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. Eastern time or writing to Eaton Vance Management, ATTN:  Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, MA 02110.

VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of PA Limited Fund’s outstanding shares, as defined in the 1940 Act, is required to approve the Plan.  Such “majority” vote is the vote of the holders of the lesser of (a) 67% or more of the shares of PA Limited Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of PA Limited Fund.  Class A, Class C and Class I shareholders of PA Limited Fund will vote together as a single group.  Approval of the Plan by PA Limited Fund shareholders is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  Please call the Fund at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. Eastern time if you plan to attend the Special Meeting.  If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the PA Limited Fund before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of the PA Limited Fund at the address set forth on the cover page of this Proxy Statement/Prospectus.  In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person.  Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

How Will Proxies be Solicited and Tabulated?

The expense of preparing, printing and mailing this Proxy Statement/Prospectus and enclosures and the costs of soliciting proxies on behalf of the PA Limited Fund’s Board of Trustees will be borne by the PA Limited Fund.  Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the PA Limited Fund, by personnel of Eaton Vance, by the PA Limited Fund’s transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization.  The PA Limited Fund has retained [        ], to assist in the solicitation of proxies, for which the PA Limited Fund will pay an estimated fee of approximately [$         ], including out-of-pocket expenses.  Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.  The expenses connected with the solicitation of this proxy and with any further proxies which may be solicited by the PA Limited Fund’s officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by [        ], in person, or by telephone, by telegraph, by facsimile or other electronic means, will be borne by the PA Limited Fund.  A written proxy may be delivered to the PA Limited Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission.  The PA Limited Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated costs of the Reorganization are approximately [$          ].

Shareholders also may choose to give their proxy votes by telephone rather than return their proxy cards.  Please see the proxy card for details.  The PA Limited Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If the PA Limited Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or a telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the PA Limited Fund, by the execution of a later-dated proxy card, by the PA Limited Fund’s receipt of a subsequent valid telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card, it will be voted FOR the matters specified on the proxy card.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted.  Accordingly, abstentions and broker non-votes will assist the PA Limited Fund in obtaining a quorum, but may have the effect of a “No” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

What constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in the Trust’s By-Laws.  Under the By-Laws of the Trust, the presence, in person or by proxy, of a majority of the outstanding shares is necessary to establish a quorum.

If a quorum is not present at the Special Meeting, the persons named as proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the proposal.  A meeting, including the Special Meeting, may be adjourned one or more times.  Each such adjournment requires the affirmative vote of the holders of a majority of PA Limited Fund’s shares that are present at the meeting, in person or by proxy.  The persons named as proxies will vote in favor of or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of the PA Limited Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the National Limited Fund’s financial performance for the period(s) indicated.  Certain information in the table reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended September 30, 2013 which is unaudited.  The report of Deloitte & Touche LLP and the National Limited Fund’s financial statements are incorporated herein by reference and included in the National Limited Fund’s annual report, which is available upon request.

	Six Months Ended September 30, (Unaudited)				Year Ended March 31,
	2013				2013
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value – Beginning of period	$10.380	$10.390	$9.740	$10.380	$10.230	$10.230	$9.590	$10.230

Income (Loss) From Operations
Net investment income(1)	$0.165	$0.127	$0.119	$0.171	$0.336	$0.258	$0.241	$0.351
Net realized and unrealized gain (loss)	(0.470)	(0.480)	(0.450)	(0.468)	0.152	0.162	0.152	0.152
Total income (loss) from operations	$(0.305)	$(0.353)	$(0.331)	$(0.297)	$0.488	$0.420	$0.393	$0.503

Less Distributions
From net investment income	$(0.165)	$(0.127)	$(0.119)	$(0.173)	$(0.338)	$(0.260)	$(0.243)	$(0.353)
Total distributions	$(0.165)	$(0.127)	$(0.119)	$(0.173)	$(0.338)	$(0.260)	$(0.243)	$(0.353)
Net asset value – End of period	$9.910	$9.910	$9.290	$9.910	$10.380	$10.390	$9.740	$10.380
Total Return(2)	(2.95)%(4)	(3.41)%(4)	3.41%(4)	(2.88)%(4)	4.88%	4.10%	4.10%	5.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296,296	$2,873	$124,032	$88,182	$343,994	$3,553	$144,911	$228,148
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.67%(5)	1.42%(5)	1.42%(5)	0.52%(5)	0.66%	1.41%	1.41%	0.51%
Interest and fee expense(3)	–	–	–	–	–	–	–	–
Total expenses before custodian fee reduction	0.67%(5)	1.42%(5)	1.42%(5)	0.52%(5)	0.66%	1.41%	1.41%	0.51%
Expenses after custodian fee reduction excluding interest and fees	0.67%(5)	1.42%(5)	1.42%(5)	0.52%(5)	0.66%	1.41%	1.41%	0.51%
Net investment income	3.26%(5)	2.50%(5)	2.50%(5)	3.37%(5)	3.22%	2.48%	2.47%	3.37%
Portfolio Turnover	5%(4)	5%(4)	5%(4)	5%(4)	14%	14%	14%	14%

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
	2012				2011
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value – Beginning of year	$9.750	$9.760	$9.150	$9.760	$10.010	$10.020	$9.390	$10.010

Income (Loss) From Operations
Net investment income(1)	$0.364	$0.289	$0.271	$0.378	$0.382	$0.307	$0.287	$0.395
Net realized and unrealized gain (loss)	0.482	0.471	0.441	0.473	(0.263)	(0.263)	(0.242)	(0.251)
Total income (loss) from operations	$0.846	$0.760	$0.712	$0.851	$0.119	$0.044	$0.045	$0.144

Less Distributions
From net investment income	$(0.366)	$(0.290)	$(0.272)	$(0.381)	$(0.379)	$(0.304)	$(0.285)	$(0.394)
Total distributions	$(0.366)	$(0.290)	$(0.272)	$(0.381)	$(0.379)	$(0.304)	$(0.285)	$(0.394)
Net asset value – End of year	$10.230	$10.230	$9.590	$10.230	$9.750	$9.760	$9.150	$9.760
Total Return(2)	8.69%	7.88%	7.87%	8.74%	1.17%	0.42%	0.46%	1.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$351,754	$4,768	$138,971	$229,815	$339,380	$4,955	$133,071	$175,007
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.68%	1.43%	1.43%	0.53%	0.69%	1.44%	1.44%	0.54%
Interest and fee expense(3)	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)	0.01%	0.01%	0.01%	0.01%
Total expenses before custodian fee reduction	0.68%	1.43%	1.43%	0.53%	0.70%	1.45%	1.45%	0.55%
Expenses after custodian fee reduction excluding interest and fees	0.68%	1.43%	1.43%	0.53%	0.69%	1.44%	1.44%	0.54%
Net investment income	3.61%	2.86%	2.86%	3.75%	3.82%	3.06%	3.06%	3.95%
Portfolio Turnover	16%	16%	16%	16%	21%	21%	21%	21%

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Period Ended March 31,
	2010				2009
	Class A	Class B	Class C	Class I(6)	Class A	Class B	Class C
Net asset value – Beginning of period	$9.200	$9.200	$8.630	$10.180	$9.930	$9.940	$9.310

Income (Loss) From Operations
Net investment income(1)	$0.398	$0.324	$0.303	$0.206	$0.394	$0.322	$0.302
Net realized and unrealized gain (loss)	0.804	0.815	0.756	(0.190)	(0.733)	(0.745)	(0.685)
Total income (loss) from operations	$1.202	$1.139	$1.059	$0.016	$(0.339)	$(0.423)	$(0.383)

Less Distributions
From net investment income	$(0.392)	$(0.319)	$(0.299)	$(0.186)	$(0.391)	$(0.317)	$(0.297)
Total distributions	$(0.392)	$(0.319)	$(0.299)	$(0.186)	$(0.391)	$(0.317)	$(0.297)
Net asset value – End of period	$10.010	$10.020	$9.390	$10.010	$9.200	$9.200	$8.630
Total Return(2)	13.22%	12.50%	12.39%	0.17%(4)	(3.50)%	(4.34)%	(4.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$410,009	$6,157	$143,883	$98,250	$500,869	$6,130	$104,893
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.71%	1.46%	1.46%	0.58%(5)	0.72%	1.47%	1.47%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.01%(5)	0.02%	0.02%	0.02%
Total expenses before custodian fee reduction	0.72%	1.47%	1.47%	0.59%(5)	0.74%	1.49%	1.49%
Expenses after custodian fee reduction excluding interest and fees	0.71%	1.46%	1.46%	0.58%(5)	0.71%	1.46%	1.46%
Net investment income	4.05%	3.29%	3.28%	4.11%(5)	4.12%	3.37%	3.38%
Portfolio Turnover	14%	14%	14%	14%(7)	33%	33%	33%

(1)

Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(3)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I to the Fund’s financial statements).

(4)

Not annualized.

(5)

Annualized.

(6)

For the period from the commencement of operations on October 1, 2009 to March 31, 2010.

(7)

For the Fund’s year ended March 31, 2010.

(8)

Amount is less than 0.005%

PA LIMITED FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the PA Limited Fund’s financial performance for the period(s) indicated.  Certain information in the table reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all distributions at net asset value.  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended September 30, 2013 which is unaudited.  The report of Deloitte & Touche LLP and PA Limited Fund’s financial statements are incorporated herein by reference and included in PA Limited Fund’s annual report, which is available on request.

	Six Months Ended September 30, (Unaudited)			Year Ended March 31,
	2013			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value – Beginning of period	$10.270	$9.740	$10.260	$10.160	$9.640	$10.160

Income (Loss) From Operations
Net investment income(1)	$0.151	$0.107	$0.159	$0.306	$0.217	$0.320
Net realized and unrealized gain (loss)	(0.391)	(0.371)	(0.381)	0.108	0.098	0.099
Total income (loss) from operations	$(0.240)	$(0.264)	$(0.222)	$0.414	$0.315	$0.419

Less Distributions
From net investment income	$(0.150)	$(0.106)	$(0.158)	$(0.304)	$(0.215)	$(0.319)
Total distributions	$(0.150)	$(0.106)	$(0.158)	$(0.304)	$(0.215)	$(0.319)
Net asset value – End of period	$9.880	$9.370	$9.880	$10.270	$9.740	$10.260
Total Return(2)	(2.34)%(3)	(2.71)%(3)	(2.17)%(3)	4.11%	3.40%	4.27%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,109	$18,221	$1,929	$40,543	$20,328	$1,798
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.81%(4)	1.56%(4)	0.66%(4)	0.83%	1.58%	0.68%
Expenses after custodian fee reduction	0.81%(4)	1.56%(4)	0.66%(4)	0.83%	1.58%	0.68%
Net investment income	3.00%(4)	2.25%(4)	3.15%(4)	2.97%	2.22%	3.10%
Portfolio Turnover	5%(3)	5%(3)	5%(3)	12%	12%	12%

PENNSYLVANIA LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
	2012			2011
	Class A	Class C	Class I	Class A	Class C	Class I(5)
Net asset value – Beginning of period	$9.810	$9.300	$9.800	$10.060	$9.540	$10.160

Income (Loss) From Operations
Net investment income(1)	$0.338	$0.249	$0.357	$0.371	$0.280	$0.249
Net realized and unrealized gain (loss)	0.354	0.344	0.359	(0.252)	(0.241)	(0.360)
Total income (loss) from operations	$0.692	$0.593	$0.716	$0.119	$0.039	$(0.111)

Less Distributions
From net investment income	$(0.337)	$(0.249)	$(0.351)	$(0.369)	$(0.279)	$(0.249)
Tax return of capital	(0.005)	(0.004)	(0.005)	-	-	-
Total distributions	$(0.342)	$(0.253)	$(0.356)	$(0.369)	$(0.279)	$(0.249)
Net asset value – End of period	$10.160	$9.640	$10.160	$9.810	$9.300	$9.80
Total Return(2)	7.17%	6.36%	7.32%	1.16%	0.38%	(1.27)%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,366	$18,710	$1,137	$40,024	$17,374	$1
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.83%	1.58%	0.68%	0.82%	1.57%	0.67%(4)
Expenses after custodian fee reduction	0.83%	1.58%	0.68%	0.82%	1.57%	0.67%(4)
Net investment income	3.36%	2.61%	3.45%	3.69%	2.95%	3.81%(4)
Portfolio Turnover	15%	15%	15%	9%	9%	9%(6)

PENNSYLVANIA LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
	2010		2009
	Class A	Class C	Class A	Class C
Net asset value – Beginning of year	$9.720	$9.210	$10.030	$9.510

Income (Loss) From Operations
Net investment income(1)	$0.372	$0.282	$0.393	$0.303
Net realized and unrealized gain (loss)	0.348	0.337	(0.313)	(0.304)
Total income (loss) from operations	$0.720	$0.619	$0.080	$(0.001)

Less Distributions
From net investment income	$(0.380)	$(0.289)	$(0.390)	$(0.299)
Total distributions	$(0.380)	$(0.289)	$(0.390)	$(0.299)
Net asset value – End of year	$10.060	$9.540	$9.720	$9.210
Total Return(2)	7.49%	6.78%	0.83%	(0.01)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,779	$18,014	$36,461	$13,884
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.84%	1.59%	0.87%	1.62%
Expenses after custodian fee reduction	0.84%	1.59%	0.86%	1.61%
Net investment income	3.71%	2.96%	4.00%	3.25%
Portfolio Turnover	6%	6%	19%	19%

(1)

Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sale charges, if applicable.

(3)

Not annualized.

(4)

Annualized.

(5)

For the period from the commencement of operations on August 3, 2010 to March 31, 2011.

(6)

For the Fund’s year ended March 31, 2011.

EXPERTS

The financial statements incorporated in this Proxy Statement/Prospectus by reference from each Fund’s Annual Report for the year ended March 31, 2013 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ____ day of ________, 2014, by and among Eaton Vance Investment Trust, a Massachusetts business trust (“Investment Trust”) on behalf of its series Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (“Pennsylvania Limited Fund”) and Investment Trust, on behalf of its series Eaton Vance National Limited Maturity Municipal Income Fund (“National Limited Fund”).

WITNESSETH

WHEREAS, Investment Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Pennsylvania Limited Fund and National Limited Fund), and the Trustees of Investment Trust have divided the shares of Pennsylvania Limited Fund and National Limited Fund into Class A, Class C and Class I shares (“Pennsylvania Limited Fund Shares” and “National Limited Fund Shares”);

WHEREAS, Investment Trust desires to provide for the reorganization of Pennsylvania Limited Fund through the acquisition by National Limited Fund of substantially all of the assets of Pennsylvania Limited Fund in exchange for National Limited Fund Shares in the manner set forth herein; and

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.

Definitions

1.1

The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2

The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3

The term “Agreement” shall mean this Agreement and Plan of Reorganization.

1.4

The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of Pennsylvania Limited Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.  Included therein for the National Limited Fund Class C shall be the uncovered distribution charges under the Pennsylvania Limited Fund Class C Distribution Plan, or, if lower, the amount of contingent deferred sales charges that would be paid by all Pennsylvania Limited Class C shareholders if they redeemed on the Closing Date; such amount shall be treated as uncovered distribution charges under the National Limited Fund Class C Distribution Plan.

1.5

The term “Business Day” shall mean any day that the New York Stock Exchange is open.

1.6

The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.

1.7

The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

1.8

The term “Closing Date” shall mean _______________, 2014, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.9

The term “Commission” shall mean the Securities and Exchange Commission.

1.10

The term “Custodian” shall mean State Street Bank and Trust Company.

1.11

The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.12

The term “Investment Trust N-14” shall mean Investment Trust’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the National Limited Fund Shares to be issued in connection with this transaction.

1.13

The term “National Limited Fund Investment Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to National Limited Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.14

The term “NYSE” shall mean the New York Stock Exchange.

1.15

The term “Pennsylvania Limited Fund Investment Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to Pennsylvania  Limited Fund in effect on the date hereof or on the Closing Date, as the context may   require.

1.16

The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the Pennsylvania Limited Fund shareholders in connection with this transaction.

1.17

The term “Securities List” shall mean the list of those securities and other assets owned by Investment Trust, on behalf of Pennsylvania Limited Fund, on the Delivery Date.

1.18

The term “Valuation Date” shall mean the day of the Closing Date.

2.

Transfer and Exchange of Assets

2.1

Reorganization of Pennsylvania Limited Fund.  At the Closing, subject to the requisite approval of the Pennsylvania Limited Fund’s shareholders and the terms and conditions set forth herein, Investment Trust shall transfer all of the assets of Pennsylvania Limited Fund and assign all Assumed Liabilities to National Limited Fund, and National Limited Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by National Limited Fund to Pennsylvania Limited Fund on the Closing Date of Class A, Class C and Class I National Limited Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2.  Upon delivery of the assets, National Limited Fund will receive good and marketable title thereto free and clear of all liens.

2.2

Computation of Net Asset Value.  The net asset value per share of the National Limited Fund Shares and the net value of the assets of Pennsylvania Limited Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date.  The net asset value of the National Limited Fund Shares shall be computed in the manner set forth in the National Limited Fund Investment Trust Form N-1A.  In determining the value of the securities transferred by Pennsylvania Limited Fund to National Limited Fund, such assets shall be priced in accordance with the policies and procedures described in the National Limited Fund Investment Trust N-1A.

3.

Closing Date, Valuation Date and Delivery

3.1

Closing Date.  The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA  02110 immediately after the close of business on the Closing Date.  All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2

Valuation Date.  Pursuant to Section 2.2, the net value of the assets of Pennsylvania Limited Fund and the net asset value per share of National Limited Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date.  The stock transfer books of Investment Trust with respect to Pennsylvania Limited Fund will be permanently closed, and sales of Pennsylvania Limited Fund Shares shall be suspended, as of the close of business of Investment Trust on the Valuation Date.  Redemption requests thereafter received by Investment Trust with respect to Pennsylvania Limited Fund shall be deemed to be redemption requests for National Limited Fund Shares to be distributed to shareholders of Pennsylvania Limited Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Pennsylvania Limited Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of Investment Trust, accurate appraisal of the net assets of Pennsylvania Limited Fund to be transferred hereunder or the assets of National Limited Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of Investment Trust, have been resumed without disruption.  In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

3.3

Delivery of Assets.  After the close of business on the Valuation Date, Investment Trust shall issue instructions providing for the delivery of all of its assets held on behalf of Pennsylvania Limited Fund to the Custodian to be held for the account of National Limited Fund, effective as of the Closing.  National Limited Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

4.

Pennsylvania Limited Fund Distributions and Termination

4.1

As soon as reasonably practicable after the Closing Date, Investment Trust shall pay or make provisions for the payment of all of the debts and taxes of Pennsylvania Limited Fund and distribute all remaining assets, if any, to shareholders of Pennsylvania Limited Fund, and Pennsylvania Limited Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following the Closing Date, Investment Trust on behalf of Pennsylvania Limited Fund shall distribute the Class A, Class C and Class I National Limited Fund Shares it received from the National Limited Fund to the shareholders of the Pennsylvania Limited Fund and shall instruct National Limited Fund as to the amount of the pro rata interest of each of Pennsylvania Limited Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Investment Trust), to be registered on the books of National Limited Fund, in full and fractional National Limited Fund Shares, in the name of each such shareholder, and National Limited Fund agrees promptly to transfer the National Limited Fund Shares then credited to the account of Pennsylvania Limited Fund on the books of National Limited Fund to open accounts on the share records of National Limited Fund in the names of Pennsylvania Limited Fund shareholders in accordance with said instruction.  Each Pennsylvania Limited Fund shareholder shall receive shares of the corresponding class of National Limited Fund to the class of Pennsylvania Limited Fund held by such shareholder.  All issued and outstanding Pennsylvania Limited Fund Shares shall thereupon be canceled on the books of Investment Trust.  National Limited Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.

Pennsylvania Limited Fund Securities

On the Delivery Date, Investment Trust on behalf of Pennsylvania Limited Fund shall deliver the Securities List and tax records.  Such records shall be made available to National Limited Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee).  Notwithstanding the foregoing, it is expressly understood that Pennsylvania Limited Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open-end, management investment company.

6.

Liabilities and Expenses

National Limited Fund shall acquire all liabilities of Pennsylvania Limited Fund, whether known or unknown, or contingent or determined.  Investment Trust will discharge all known liabilities of Pennsylvania Limited Fund, so far as may be possible, prior to the Closing Date.  Pennsylvania Limited Fund shall bear the expenses of carrying out this Agreement.

7.

Investment Trust Representations and Warranties

Investment Trust, on behalf of Pennsylvania Limited and National Limited Funds, hereby represents, warrants and agrees as follows:

7.1

Legal Existence.  Investment Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.  Each of Pennsylvania Limited Fund and National Limited Fund is a validly existing series of Investment Trust.  Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of National Limited Fund.

7.2

Registration under 1940 Act.  Investment Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

7.3

Financial Statements.  The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Pennsylvania Limited Fund dated ________, 2014 and National Limited Fund dated ________, 2014, fairly present the financial condition of Pennsylvania Limited Fund and National Limited Fund as of said dates in conformity with generally accepted accounting principles.

7.4

No Contingent Liabilities.  There are no known contingent liabilities of Pennsylvania Limited Fund or National Limited Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Investment Trust threatened, against Pennsylvania Limited Fund or National Limited Fund which would materially affect its financial condition.

7.5

Requisite Approvals.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Investment Trust by vote taken at a meeting of such Board duly called and held on December __, 2013.  No approval of the shareholders of National Limited Fund is required in connection with this Agreement or the transaction contemplated hereby.  The Agreement has been executed and delivered by a duly authorized officer of Investment Trust and is a valid and legally binding obligation of each of Pennsylvania Limited Fund and National Limited Fund enforceable in accordance with its terms.

7.6

No Material Violations.  Investment Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Investment Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Investment Trust is a party or by which it is bound.

7.7

Taxes and Related Filings.  Except where failure to do so would not have a material adverse effect on Pennsylvania Limited Fund or National Limited Fund, each of Pennsylvania Limited Fund and National Limited Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due.  Each of Pennsylvania Limited Fund and National Limited Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8

Good and Marketable Title.  On the Closing Date, Pennsylvania Limited Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to National Limited Fund.  Upon delivery of such assets, National Limited Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which National Limited Fund has notice and necessary documentation at or prior to the time of delivery.

7.9

National Limited Fund Investment Trust N-1A Not Misleading.  The National Limited Fund Investment Trust N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10

Proxy Statement.  The Proxy Statement delivered to the Pennsylvania Limited Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

7.11

Books and Records.  Each of Pennsylvania Limited Fund and National Limited Fund have maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.

Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

8.1

Representations and Warranties.  The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

8.2

Shareholder Approval.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Pennsylvania Limited Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Investment Trust.

8.3

Pending or Threatened Proceedings.  On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4

Registration Statement.  The Investment Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Investment Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.  The Proxy Statement has been delivered to each shareholder of record of the Pennsylvania Limited Fund as of ________, 2014 in accordance with the provisions of the 1934 Act and the rules thereunder.

8.5

Declaration of Dividend.  Investment Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Pennsylvania Limited Fund shareholders all of Pennsylvania Limited Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of Pennsylvania Limited Fund, all of its net capital gain realized in the final taxable period of Pennsylvania Limited Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of Pennsylvania Limited Fund.

8.6

State Securities Laws.  The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7

Performance of Covenants.  Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8

Due Diligence.  National Limited Fund shall have had reasonable opportunity to have its officers and agents review the records of Pennsylvania Limited Fund.

8.9

No Material Adverse Change.  From the date of this Agreement, through the Closing Date, there shall not have been:

•

any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Pennsylvania Limited Fund or National Limited Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

•

any loss (whether or not covered by insurance) suffered by Pennsylvania Limited Fund or National Limited Fund materially and adversely affecting of Pennsylvania Limited Fund or National Limited Fund, other than depreciation of securities;

•

issued by Investment Trust to any person any option to purchase or other right to acquire shares of any class of Pennsylvania Limited Fund or National Limited Fund Shares (other than in the ordinary course of Investment Trust’s business as an open-end management investment company);

•

any indebtedness incurred by Pennsylvania Limited Fund or National Limited Fund for borrowed money or any commitment to borrow money entered into by Pennsylvania Limited Fund or National Limited Fund except as permitted in Pennsylvania Limited Fund Investment Trust N-1A or National Limited Fund Investment Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

•

any amendment to the Declaration of Trust or By-Laws of Investment Trust that will adversely affect the ability of Investment Trust to comply with the terms of this Agreement; or

•

any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Pennsylvania Limited Fund except as provided in Pennsylvania Limited Fund Investment Trust N-1A so long as it will not prevent Investment Trust from complying with Section 7.8.

8.10

Lawful Sale of Shares.  On the Closing Date, National Limited Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Investment Trust, and conform in all substantial respects to the description thereof contained in the Investment Trust N-14 and Proxy Statement furnished to the Pennsylvania Limited Fund shareholders and the National Limited Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Investment Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

8.11

Documentation and Other Actions.  Investment Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9.

Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Investment Trust, Two International Place, Boston, MA  02110 (Attention:  Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.

Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before [December 31, 2013].  In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.

Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.  Investment Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.  Investment Trust represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original.  Whenever used herein, the use of any gender shall include all genders.  In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.

Amendments

At any time prior to or after approval of this Agreement by Pennsylvania Limited Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Limited Fund Shares to be received by Pennsylvania Limited Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.  The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.

Massachusetts Business Trust

References in this Agreement to Investment Trust mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses.  It is expressly agreed that the obligations of Investment Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust as provided in said Declaration of Trust.  The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Investment Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust.  No series of Investment Trust shall be liable for the obligations of any other series.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:

EATON VANCE INVESTMENT TRUST

(on behalf of Eaton Vance Pennsylvania Limited  Maturity Municipal Income Fund)

By:

Maureen A. Gemma, Secretary

Payson F. Swaffield, President

EATON VANCE INVESTMENT TRUST

(on behalf of Eaton Vance National Limited Maturity

Municipal Income Fund)

By:

Maureen A. Gemma, Secretary

Payson F. Swaffield, President

APPENDIX B

ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2013

Management’s Discussion of Fund Performance

Economic and Market Conditions

Two intertwined forces dominated fixed-income markets during the one-year period ended March 31, 2013: a low interest-rate environment that drove investors to search for yield and investors’ increased appetite for risk. Highly accommodative monetary policies instituted by central banks around the world pushed interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted several times during the period to maintain downward pressure on rates. In the spring of 2012, the Fed extended Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In September 2012, the Fed began purchasing approximately $40 billion of agency mortgage-backed securities (MBS) monthly. And in December 2012, it replaced Operation Twist, which was expiring, with outright purchases of approximately $45 billion more of Treasuries each month — for a combined monthly total of about $85 billion in quantitative easing. This downward pressure on yields drove investors to look elsewhere for income. The result was that many investors increased their allocation to higher-yielding bonds, which pushed up prices for those securities.

At the same time, improving economic conditions made fixed-income investors seem more comfortable with riskier asset classes. In the United States, unemployment began to decline, and the battered housing market appeared to be finally turning around. Overseas, actions by the European Central Bank calmed many investors’ fears that Europe’s debt crisis would lead to a fracturing of the eurozone. Just weeks before period-end, however, a bank crisis in Cyprus reminded investors that Europe’s economic woes are not over.

Against this backdrop, municipal bonds rallied during the one-year period ended March 31, 2013, led by the long end of the yield curve and lower credit-quality bonds. The Barclays Capital Municipal Bond Index, a measure of the broad U.S. municipal bond market, returned 5.25% for the period. During the same time frame, the Funds’ benchmark, the Barclays Capital 7 Year Municipal Bond Index (the Index) — an unmanaged index of municipal bonds traded in the United States with maturities ranging from six to eight years — rose 4.41%.

As yields on high-quality bonds fell, investors moved out on the yield curve, buying longer-maturity municipal bonds to potentially take advantage of higher yields at the long end of the yield curve. In their quest for income, investors also favored lower-quality, higher-yielding issues. As a result, longer-duration, lower-credit-quality bonds were the best performers in the municipal space during the period.

The ratio of 10-year AAA municipal yields to 10-year Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax exempt — began the period at 95.48% and ended the period at 103.24%. Therefore, for the one-year period ended March 31, 2013, Treasuries outperformed municipal bonds. However, at period-end, municipal bonds were attractive relative to Treasuries because they offered higher yields than Treasuries, on both an absolute and tax-equivalent basis.

B-1

Fund Performance

For the fiscal year ended March 31, 2013, both Funds outperformed the 4.41% return of the Index. Eaton Vance AMT-Free Limited Maturity Municipal Income Fund Class A shares at net asset value (NAV) had a total return of 4.49%, while Eaton Vance National Limited Maturity Municipal Income Fund Class A shares at NAV returned 4.88%.

The Funds’ overall strategy is to invest in municipal obligations that are exempt from regular federal income tax. The Funds seek to maintain a dollar-weighted average portfolio duration of between three and nine years to attempt to capture potentially more attractive yields compared with shorter-maturity bonds, but seek to avoid the potentially higher interest-rate risk and volatility of longer-maturity bonds.

While the Index includes only bonds with maturities of six to eight years, the Funds may invest in individual municipal obligations of any maturity and own some longer-maturity bonds in order to capture their potentially higher yields and greater tax-exempt income payments. The Funds hedge to various degrees against the greater potential risk of volatility in the area of the yield curve beyond eight years by using Treasury futures in seeking to provide some downside protection. In addition, Eaton Vance AMT-Free Limited Maturity Municipal Income Fund avoids bonds with income that is taxable under the Alternative Minimum Tax (AMT).

For the 12-month period, the Funds’ strategy of overweighting longer-maturity bonds, relative to the Index, contributed to performance versus the Index during a period when longer-maturity bonds outperformed. Specifically, performance versus the Index of both Funds benefited from an overweighting in bonds with maturities of 10 years and longer, which are not held by the Index. Overweights in hospital and industrial development revenue (IDR) bonds also aided relative performance versus the Index for both Funds.

Fund-specific Results

For Eaton Vance AMT-Free Limited Maturity Municipal Income Fund, security selection in AA-rated issues contributed to performance versus the Index as well. Additional contributors to relative performance versus the Index of Eaton Vance National Limited Maturity Municipal Income Fund included an overweighting and security selection in A-rated and BBB-rated bonds, and security selection in hospital and IDR issues.

In contrast, the Funds’ hedging strategy detracted from the relative performance versus the Index of both Funds during the one-year period. Hedging interest-rate volatility through the use of Treasury futures, a risk management strategy, is intended to moderate performance versus the Index and volatility on both the upside and the downside. So in a period when municipal and Treasury bonds saw strong performance versus the Index, the Funds’ hedge mitigated a portion of the Funds’ positive performance versus the Index and, as intended, reduced the Funds’ volatility during the period.

An underweighting in Illinois, which had the worst credit rating of any state, also detracted from relative performance versus the Index for both Funds. Illinois municipal bonds performed well during a period when investors favored lower-rated, higher-yielding issues, as they pursued yield during a time of historically low interest rates.

A relative underweighting in A-rated bonds, the best-performing ratings category in the Index, also detracted from relative performance versus the Index for Eaton Vance AMT-Free Limited Maturity Municipal Income Fund. Security selection in zero-coupon bonds also hurt relative performance versus the Index of Eaton Vance National Limited Maturity Municipal Income Fund.

B-2

APPENDIX C

OUTSTANDING SHARES AND 5% HOLDERS

Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder.  As of the Record Date, the number of shares outstanding of the PA Limited Fund Class A shares, Class C shares and Class I shares were __________, ________ and __________, respectively, and the number of shares outstanding of National Limited Fund Class A shares, Class C shares and Class I shares were __________, ________ and __________, respectively.  National Limited Fund shareholders are not voting on the proposal.

As of the Record Date, the following person(s) held the share percentage of PA Limited Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

PA Limited Fund
Class A shares

PA Limited Fund
Class C shares

PA Limited Fund
Class I shares

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages in the combined fund:

Class A shares

Class C shares

Class I shares

C-1

As of the Record Date, the following person(s) held the share percentage of National Limited Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

National Limited Fund
Class A shares

National Limited Fund
Class C shares

National Limited Fund
Class I shares

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages in the combined fund:

Class A shares

Class C shares

Class I shares

As of ________, 2014, to the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of PA Limited Fund or National Limited Fund.  The Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of each Fund as of that date.

C-2

EATON VANCE INVESTMENT TRUST
Eaton Vance National Limited Maturity Municipal Income Fund

Two International Place

Boston, Massachusetts 02110

STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY __, 2014

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (“Pennsylvania Limited Fund”) into Eaton Vance National Limited Maturity Municipal Income Fund (“National Limited Fund”), whereby Pennsylvania Limited Fund will transfer substantially all of its assets to National Limited Fund, and shareholders in Pennsylvania Limited Fund will receive shares of National Limited Fund, in exchange for their Pennsylvania Limited Fund shares.  This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

(1)

The audited financial statements of (a) Pennsylvania Limited Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 2013, previously filed on EDGAR, Accession Number 0001193125-13-235713; (b)  Pennsylvania Limited Fund included in the Semiannual Report to Shareholders of the Fund for the period ended September 30, 2013, previously filed on EDGAR, Accession Number 0001193125-13-456466; (c) National Limited Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 2013, previously filed on EDGAR, Accession Number 0001193125-13-235713; and (d) National Limited Fund included in the Semiannual Report to Shareholders of the Fund for the period ended September 30, 2013, previously filed on EDGAR, Accession Number 0001193125-13-456466.

(2)

The Combined Statement of Additional Information of Pennsylvania Limited Fund and National Limited Fund, dated August 1, 2013, filed herewith.

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated February _, 2014 relating to the above-referenced matter.  A copy of the Proxy Statement/ Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at (800) 262-1122.

Pro Forma Financial Statements

The unaudited pro forma information set forth below as of and for the twelve months ended September 30, 2013 is intended to present financial information as if the acquisition of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (the “Acquired Fund”) by Eaton Vance National Limited Maturity Municipal Income Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) had been consummated on September 30, 2013.

The pro forma information has been derived from the books and records of the Funds utilized in calculating the daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The unaudited pro forma information provided herein should be read in conjunction with the Funds’ annual and semiannual reports to shareholders for the fiscal year ended March 31, 2013 and the six months ended September 30, 2013, respectively

On December 16, 2013, the Funds’ Boards of Trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund will then be dissolved. All of this will happen on a single day, which is currently expected to be [  ], 2014 (the “Closing Date”). The Reorganization is contingent upon the approval of shareholders of the Acquired Fund.

The Acquiring Fund will be the surviving fund for accounting purposes. No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. The results of operations of the Acquiring Fund for pre-combination periods will not be restated. As of September 30, 2013, all of the securities held by the Acquired Fund would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

As of September 30, 2013, the net assets of the Acquired Fund were $56,258,567, and the Acquiring Fund were $511,383,399. The net assets of the pro forma combined fund as of September 30, 2013 would have been $567,626,966.

Eaton Vance Management (“EVM”) and its affiliates, including the Funds’ investment adviser, Boston Management and Research (“BMR”) and Eaton Vance Distributors, Inc. (“EVD”), will continue to collect advisory and distribution and service fees on Acquired Fund’s assets acquired by the Acquiring Fund pursuant to the Reorganization.  In the case of advisory fees, EVM would collect fees on the PA Limited Fund’s assets at the incremental advisory fee rate (0.41% annually) applicable to the National Limited Fund, assuming the Reorganization occurred on September 30, 2013.  At current asset levels, the Reorganization would not result in increased fee revenue to EVM because the incremental advisory fee rate for National Limited Fund is lower.  Shares of each Fund are sold on a continuous basis by EVD, the Funds’ principal underwriter.  Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class C shares of each Fund are sold at net asset value subject to a contingent deferred sales charge (“CDSC”).  Class I shares are sold at net asset value.  The distribution and service fees and sales charges associated with the classes of Acquiring Fund are identical to their corresponding classes of Acquired Fund.  As a result of the Reorganization, shareholders of each class of shares of the Acquired Fund would receive shares of the corresponding class of the Acquiring Fund.

The Acquired Fund will bear the expenses incurred in the Reorganization. Expenses related to the Reorganization include audit fees and printing/mailing fees, and are estimated at $15,000; actual results could differ from these estimates.

Reorganization.

The actual expense ratios of the Funds for the twelve months ended September 30, 2013 were as follows:

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
PA Limited Fund
Class A	0.41%	0.15%	0.25%	0.81%
Class C Class I	0.41% 0.41%	0.90% 0.00%	0.25% 0.25%	1.56% 0.66%

National Limited Fund
Class A	0.41%	0.15%	0.11%	0.67%
Class C Class I	0.41% 0.41%	0.90% 0.00%	0.11% 0.11%	1.42% 0.52%

The pro forma combined expense ratios for the twelve months ended September 30, 2013, assuming the Reorganization occurred at the beginning of the period would have been as follows for the Combined Fund:

Pro Forma Combined Fund
Class A	0.41%	0.15%	0.11%	0.67%
Class C Class I	0.41% 0.41%	0.90% 0.00%	0.11% 0.11%	1.42% 0.52%

On a pro forma basis for the twelve months ended September 30, 2013, the proposed Reorganization would have resulted in the following approximate decreases to expenses due to the elimination of duplicative expenses achieved by merging the Funds.

Pro Forma
Adjustments
($000)

Legal and accounting services

$(51)

Custodian fee

$(32)

Printing and postage

$(8)

Trustees fees and expenses

$(3)

Registration fees

$(2)

Total

$(96)

None of the pro forma adjustments, individually or in the aggregate, is greater than .01% of the average net assets of the Pro Forma Combined Fund for the twelve months ended September 30, 2013.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1. No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

2.	No gain or loss is recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at March 31, 2013, the Acquired Fund had available capital loss carryforwards totaling $1,779,280 to offset future net capital gains through March 31, 2019. At March 31, 2013, the Acquiring Fund had available capital loss carryforwards totaling $39,521,031 to offset future net capital gains through March 31, 2019. It is not anticipated that the Reorganization would preclude utilization of any of the capital loss carryforwards of the Acquired Fund.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company.

PART C

OTHER INFORMATION

Item 15.

Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote.  Article XI of the By-Laws contains indemnification provisions.

The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The advisory agreements of the Registrant provide the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.

Exhibits

(1)	(a)

Amended and Restated Declaration of Trust of Eaton Vance Investment Trust dated January 11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 34 filed July 13, 1995 (Accession No. 0000950156-95-000496) and incorporated herein by reference.  As used herein, references to Post-Effective Amendments are to post-effective amendments to the Registrant’s registration statement on Form N-1A.

(b)

Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-Effective Amendment No. 39 filed March 25, 1998 (Accession No. 000590156-98-000284) and incorporated herein by reference.

(c)

Amendment dated August 11, 2008 to the Declaration of Trust filed as Exhibit (a)(3) to Post-Effective Amendment No. 54 filed July 23, 2009 (Accession No. 0000940394-09-000557) and incorporated herein by reference.

(d)

Amendment to Declaration of Trust dated November 14, 2011 filed as Exhibit (1)(e) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-14 (File No. 333-173704) filed May 16, 2012 (Accession No. 0000940394-12-000570) and incorporated herein by reference.

(e)

Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Without Par Value, as amended and restated effective August 19, 2013 filed as Exhibit (a)(5) to Post-Effective Amendment No. 63 filed July 26, 2013 (Accession No. 0000940394-13-000938) and incorporated herein by reference.

(2)

Amended and Restated By-Laws of Eaton Vance Investment Trust adopted April 23, 2012 filed as Exhibit (b) to Post-Effective Amendment No. 60 filed July 26, 2012 (Accession No. 0000940394-12-000846) and incorporated herein by reference.

(3)		Voting Trust Agreement. – not applicable.
(4)

Form of Agreement and Plan of Reorganization by and between Eaton Vance Investment Trust, on behalf of its series Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund – filed as Appendix A to the Proxy Statement/Prospectus.

(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.
(6)

Investment Advisory Agreements with Boston Management and Research for Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance National Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund filed as Exhibit (d) to Post-Effective Amendment No. 49 filed May 26, 2005 (Accession No. 0000940394-05-000679) and incorporated herein by reference.

(7)	(a)

Master Distribution Agreement effective May 1, 2013 between each Trust identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. filed as Exhibit (e)(1) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

(b)

Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 of Eaton Vance Special Investment Trust (File Nos. 2-27962, 811-01545) filed April 26, 2007 (Accession No. 0000940394-07-000430) and incorporated herein by reference.

(8)

The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees.  See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(9)	(a)

Master Custodian Agreement with State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

(b)

Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 2-27962, 811-1545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.

(c)

Amendment Number 1 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.

(d)

Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

(10)	(a)

Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

(b)

Master Distribution Plan for Class B shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(2) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

(c)

Master Distribution Plan for Class C shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(3) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

	(d)	(i)

Amended and Restated Multiple Class Plan for Eaton Vance Funds dated March 1, 2013 filed as Exhibit (n) to Post-Effective Amendment No. 128 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed February 27, 2013 (Accession No. 0000940394-13-000301) and incorporated herein by reference.

(ii)

Schedule A dated November 1, 2013 to Amended and Restated Multiple Class Plan dated March 1, 2013 filed as Exhibit (n)(1)(b) to Post-Effective Amendment No. 213 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed November 1, 2013 (Accession No. 0000940394-13-001262) and incorporated herein by reference.

(11)		Opinion and Consent of Counsel as to legality of securities being registered by Registrant filed herewith.
(12)		Opinion of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/ Prospectus – to be filed by amendment.
(13)	(a)

Amended and Restated Administrative Services Agreement between Eaton Vance Investment Trust (on behalf of its series listed on Appendix A) and Eaton Vance Management effective August 6, 2012 filed as Exhibit (h)(1) to Post-Effective Amendment 62 filed May 31, 2013 (Accession No. 0000940394-13-000774) and incorporated herein by reference.

(b)

Transfer Agency and Shareholder Services Agreement effective September 1, 2011 filed as Exhibit (h)(4) to Post-Effective Amendment No. 121 of Eaton Vance Growth Trust (File Nos. 02-22019,  811-1241) filed September 29, 2011 (Accession No. 0000940394-11-001076) and incorporated herein by reference.

(c)

Sub-Transfer Agency Services Agreement effective September 1, 2011 between BNY Mellon Investment Servicing (US) Inc. and Eaton Vance Management filed as Exhibit (h)(5) to Post-Effective Amendment No. 121 of Eaton Vance Growth Trust (File Nos. 02-22019,  811-1241) filed September 29, 2011 (Accession No. 0000940394-11-001076) and incorporated herein by reference.

(14)

Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund and Eaton Vance National Limited Maturity Municipal Income Fund filed herewith.

(15)		Omitted Financial Statements – not applicable
(16)		Power of Attorney for N-14 of Eaton Vance Investment Trust dated January 2, 2014 filed herewith.

(17)	(a)	(i)	Prospectus dated August 1, 2013, as supplemented, of Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund filed herewith.
(ii)

Statement of Additional Information dated August 1, 2013 as revised October 17, 2013, as supplemented, of Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund filed herewith.

	(b)	(i)	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund Annual Report to Shareholders for the period ended March 31, 2013 filed herewith.
		(ii)	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund Semiannual Report to Shareholders for the period ended September 30, 2013 filed herewith.
		(iii)	Eaton Vance National Limited Maturity Municipal Income Fund Annual Report to Shareholders for the period ended March 31, 2013 filed herewith.
		(iv)	Eaton Vance National Limited Maturity Municipal Income Fund Semiannual Report to Shareholders for the period ended September 30, 2013 filed herewith.
	(c)	Form of Proxy Card filed herewith.

Item 17.

Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, and the Commonwealth of Massachusetts, on the 24th day of January, 2014.

EATON VANCE INVESTMENT TRUST

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date
/s/ Payson F. Swaffield
Payson F. Swaffield	President (Chief Executive Officer)	January 24, 2014

/s/ James F. Kirchner	Treasurer (Principal Financial
James F. Kirchner	and Accounting Officer)	January 24, 2014

Thomas E. Faust Jr.*
Thomas E. Faust Jr.	Trustee	January 24, 2014

Allen R. Freedman*
Allen R. Freedman	Trustee	January 24, 2014

Valerie A. Mosley*
Valerie A. Mosley	Trustee	January 24, 2014

William H. Park*
William H. Park	Trustee	January 24, 2014

Ronald A. Pearlman*
Ronald A. Pearlman	Trustee	January 24, 2014

Helen Frame Peters*
Helen Frame Peters	Trustee	January 24, 2014

Lynn A. Stout*
Lynn A. Stout	Trustee	January 24, 2014

Ralph F. Verni*
Ralph F. Verni	Trustee	January 24, 2014

* By: /s/ Maureen A. Gemma		January 24, 2014
Maureen A. Gemma (As Attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number

Description

(11)			Opinion and Consent of Counsel as to legality of securities being registered by Registrant
(14)

Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund and Eaton Vance National Limited Maturity Municipal Income Fund

(16)			Power of Attorney for N-14 of Eaton Vance Investment Trust
(17)	(a)	(i)	Prospectus dated August 1, 2013, as supplemented, of Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund filed herewith.
(ii)

Statement of Additional Information dated August 1, 2013 as revised October 17, 2013, as supplemented, of Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund filed herewith.

	(b)	(i)	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund Annual Report to Shareholders for the period ended March 31, 2013 filed herewith.
		(ii)	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund Semiannual Report to Shareholders for the period ended September 30, 2013 filed herewith.
		(iii)	Eaton Vance National Limited Maturity Municipal Income Fund Annual Report to Shareholders for the period ended March 31, 2013 filed herewith.
		(iv)	Eaton Vance National Limited Maturity Municipal Income Fund Semiannual Report to Shareholders for the period ended September 30, 2013 filed herewith.
	(c)		Form of Proxy Card